UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2006

STONEMOR PARTNERS L.P.

(Exact name of registrant as specified in its charter)

Delaware	000-50910	80-0103159
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

155 Rittenhouse Circle

Bristol, PA 19007

(Address of principal executive offices) (Zip Code)

(215) 826-2800

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On March 31, 2006, StoneMor Partners L.P. (“StoneMor”) filed a current report on Form 8-K (the “Form 8-K”) announcing that its annual report on Form 10-K (the “Form 10-K”) for the fiscal year ended December 31, 2005 was not filed on the extended deadline of March 31, 2006. The filing of the Form 8-K also served as a notification to Nasdaq that StoneMor may be in material noncompliance with Nasdaq Marketplace Rule 4310(c)(14), which generally requires that all reports required to be filed with the SEC shall be filed with Nasdaq on or before the date they are required to be filed with the SEC.

Pursuant to Nasdaq Marketplace Rules, whenever the Staff of the Nasdaq Listing Qualifications Department determines that a company, the securities of which are listed on Nasdaq, does not meet a Nasdaq continued listing standard, including, but not limited to, the requirements set forth in Nasdaq Marketplace Rule 4310(c)(14), the Staff notifies the company of such non-compliance. On April 3, 2006, StoneMor received a Nasdaq Staff determination letter indicating that StoneMor failed to comply with the requirement for continued listing set forth in Nasdaq Marketplace Rule 4310(c)(14) because StoneMor had not timely filed its Form 10-K for the fiscal year ended December 31, 2005 and, therefore, StoneMor’s common units were subject to delisting from The Nasdaq National Market. StoneMor is currently in the process of completing its Form 10-K. StoneMor has requested and been granted a hearing before a Nasdaq Listing Qualifications Panel (the “Panel”), which automatically suspends the delisting of StoneMor’s common units pending the Panel’s decision. There can be no guaranty that the Panel will grant StoneMor’s request for continued listing. The letter also informed StoneMor that, as a result of the delinquent Form 10-K, Nasdaq will broadcast an indicator over its market data dissemination network noting StoneMor’s non-compliance with Nasdaq continued listing requirements. A copy of StoneMor’s press release concerning the foregoing is attached as Exhibit 99.1 to this current report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

(a)	Financial statements of businesses acquired.

None.

(b)	Pro forma financial information.

None.

(c)	Shell company transactions.

None.

(d)	Exhibits.

Exhibit No.	Description
99.1	Press Release dated April 5, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 5, 2006	STONEMOR PARTNERS L.P.

	By:	StoneMor GP LLC, its general partner

		By:	/s/ William R. Shane
		Name:	William R. Shane
		Title:	Executive Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated April 5, 2006.

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